UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         New  York                  000-30252                 98-0163232
 ----------------------------     -------------          -------------------
 (State or other jurisdiction     (Commission               (IRS Employer
     of  incorporation)           File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  1.02.  Termination  of  a  Material  Definitive  Agreement

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") and Corgenix Medical Corporation ("Corgenix") agreed to four extensions to the existing Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") between the two companies. These extensions had been executed in the form of Amendments to the Merger Agreement, copies of which were previously filed on Form 8-K.

     On December 31, 2004, under Amendment No. 4, the parties agreed to extend the deadline for terminating the Merger Agreement to January 15, 2005. Section
14.1 had been amended to allow Corgenix to terminate the Merger Agreement at any time prior to January 15, 2005 if it was not satisfied with the terms or the progress of the new equity financing, which was a condition to the closing of the Merger pursuant to section 9.13 of the Merger Agreement. On January 14, 2005, Corgenix exercised its right under Amendment No. 4 to terminate the Merger Agreement.

     GBI continues to seek an equity financing. Termination of the Merger Agreement could disrupt these efforts, although the removal of minimum funding level requirements associated with the merger may facilitate a financing. The termination of the Merger Agreement could also create possibilities for funding in tranches.

     An advance in the amount of $500,000 (all funds are set forth in US dollars) was made to Corgenix by GBI on March 12, 2004. This promissory note will convert to a fixed two-year term note as of January 14, 2005, bearing interest at 5.25%. The note, according to its terms, is repayable in four (4) semiannual installments, the first of which was due on October 31, 2004, except that no such payment was due as long as the parties were proceeding with a merger. The first installment of $125,000 is now due and payable.

     References to the Merger Agreement and the Amendments are qualified in their entirety to the complete text of such documents filed previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     Capitalized terms used herein and not otherwise defined are used as defined in the Merger Agreement, as amended.

     Item  9.01.  Financial  Statements  and  Exhibits

(c)     Exhibits.
2.6     Letter  of  Termination:  Mr.  Simpson's  Letter  of  January  14,  2005


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GENESIS  BIOVENTURES,  INC.
                                                   (Registrant)

Dated:  January  19,  2005                         By   /s/  E.  Greg  McCartney
                                                        ------------------------
                                                        E. Greg McCartney
                                                        Chairman  and  CEO


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                                  EXHIBIT INDEX

Exhibit  No.          Description
------------          -----------

     2.6     Letter  of  Termination:  Mr.  Simpson's Letter of January 14, 2005


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